UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bahnhofstrasse 3

Hergiswil Nidwalden, Switzerland 6052

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K. Genesis’s shareholders and other interested parties are urged to read such agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Description of the Merger Agreement

On May 22, 2023, Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (together with its successors, “Genesis”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of Genesis (“Merger Sub”), Eyal Perez, solely in his capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) for the shareholders of Genesis (other than the NextTrip Shareholders (as defined below)) (the “Purchaser Representative”), NextTrip Holdings, Inc., a Florida corporation (“NextTrip”), and William Kerby, solely in his capacity as the representative from and after the Effective Time for NextTrip’s Shareholders (the “Seller Representative”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into NextTrip (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with NextTrip continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Genesis. In the Merger, (i) all shares of NextTrip capital stock (together, “NextTrip Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration (as defined below); and (ii) each outstanding NextTrip security convertible into NextTrip Stock, if not exercised or converted prior to the Effective Time, will be cancelled, retired and terminated and cease to represent a right to acquire, be exchanged for or convert into NextTrip Stock or Merger Consideration (as defined below).

The Merger Agreement also provides that, prior to the Effective Time, Genesis shall convert out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Conversion”). At the Closing, Genesis will change its name to “NextTrip, Inc.”.

Merger Consideration

The aggregate merger consideration to be paid pursuant to the Merger Agreement to holders of NextTrip Stock as of immediately prior to the Effective Time (the “NextTrip Shareholders”) will be an amount equal to $150,000,000, subject to adjustments for NextTrip’s closing debt, net of cash (the “Merger Consideration”). The Merger Consideration to be paid to the NextTrip Shareholders will be paid solely by the delivery of new shares of Genesis common stock; no cash consideration will be paid.

The Merger Consideration will be allocated, on a pro rata basis, among the holders of NextTrip’s common stock as of the Closing date, based on the number of shares of NextTrip common stock owned by such shareholders on such date.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties by each of Genesis, Merger Sub and NextTrip as of the date of the Merger Agreement and as of the date of the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect,” as used in the Merger Agreement, means with respect to any specified person, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement, which disclosure schedules shall not be publicly disclosed. The representations and warranties made by Genesis and NextTrip are customary for transactions similar to the Transactions.

No Survival

The representations and warranties of the parties contained in the Merger Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach thereof. The covenants and agreements of the parties contained in the Merger Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants of the Parties

Each party agreed in the Merger Agreement to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms (the “Interim Period”), including with respect to (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) provision of financial statements by NextTrip; (4) Genesis’s public filings; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing and obtain third party and regulatory approvals; (8) tax matters; (9) further assurances; (10) public announcements and (11) confidentiality. Each party also agreed during the Interim Period not to solicit or enter into any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative competing transactions, to notify the others as promptly as practicable in writing of the receipt of any inquiries, proposals or offers, requests for information or requests relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such inquiries, proposals, offers or requests for information. There are also certain customary post-Closing covenants regarding (1) tax matters; (2) maintenance of books and records; (3) indemnification of directors and officers; and (4) use of trust account proceeds.

The Merger Agreement and the consummation of the Transactions contemplated thereby requires the approval of both Genesis’s shareholders and NextTrip’s shareholders. Genesis agreed, as promptly as practicable after the date of the Merger Agreement, to prepare, with reasonable assistance from NextTrip, and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the issuance of the shares of Genesis common stock to be issued to the NextTrip Shareholders as Merger Consideration and the registration of the common stock of Genesis upon Conversion, and containing a proxy statement/prospectus for the purpose of Genesis soliciting proxies from the shareholders of Genesis to approve the Merger Agreement, the Transactions contemplated thereby and related matters (the “Genesis Shareholder Approval”) at a special meeting of Genesis’s shareholders (the “Genesis Special Meeting”) and providing such shareholders an opportunity to participate in the redemption by Genesis of its public shareholders in connection with Genesis’s initial business combination, as required by Genesis’s Organizational Documents and Genesis’s initial public offering prospectus (the “Redemption”). NextTrip also agreed in the Merger Agreement to call a meeting of its shareholders and use its reasonable best efforts to solicit from NextTrip Shareholders proxies in favor of the Merger Agreement and the Transactions and certain related matters (the “NextTrip Shareholder Approval”), and to take all other actions necessary or advisable to secure such approvals.

The parties also agreed to take all necessary action, so that effective at the Closing, the entire board of directors of Genesis (the “Post-Closing Board”) will consist of seven individuals, four of whom shall be independent directors in accordance with Nasdaq requirements. Two of the members of the Post-Closing Board will be individuals designated by Genesis prior to the Closing and five of the members of the Post-Closing Board (at least four of whom shall be independent directors) will be designated by NextTrip prior to the Closing. At or prior to Closing, Genesis will provide each of its director designees with a customary director indemnification agreement, in form and substance reasonably acceptable to such director. The parties also agreed to take all action necessary, including causing Genesis’s executive officers to resign, so that the individuals serving as the chief executive officer and chief financial officer, respectively, of Genesis immediately after the Closing will be the same individuals as that of NextTrip immediately prior to the Closing.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including the following mutual conditions of the parties unless waived:

●	receipt of the Genesis Shareholder Approval;

●	receipt of the NextTrip Shareholder Approval;

●	expiration of any applicable waiting period under any antitrust laws;

●	receipt of requisite consents from governmental authorities to consummate the Transactions, and receipt of specified requisite consents from other third parties to consummate the Transactions;

●	the absence of any law or order that would prohibit the consummation of the Merger or other transactions contemplated by the Merger Agreement;

●	the Conversion having been consummated;

●	the members of the Post-Closing Board shall have been elected or appointed as of the Closing;

●	the effectiveness of the Registration Statement; and

●	The shares of Genesis common stock to be issued as Merger Consideration shall have been approved for listing on the Nasdaq, including satisfaction of Nasdaq’s 300 round lot stockholder requirement, subject only to the official notice of issuance, or alternatively if mutually agreed by the Purchaser and the Company, such shares shall have been approved for listing on the NYSE.

Unless waived by Genesis, the obligations of Genesis and Merger Sub to consummate the Merger are subject to the satisfaction of additional conditions including the following, in addition to customary certificates and other closing deliverables:

●	the representations and warranties of NextTrip being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Material Adverse Effect);

●	NextTrip having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the date of the Closing;

●	absence of any Material Adverse Effect with respect to NextTrip and its subsidiaries, taken as a whole, since the date of the Merger Agreement which is continuing and uncured;

●	Genesis having received a copy of NextTrip’s charter certified by the Secretary of State of the State of Florida no more than ten business days prior to the Closing date;

●	Genesis having received a Lock-Up Agreement for each NextTrip Shareholder, duly executed by such Shareholder, and each Lock-Up shall be in full force and effect as of the Closing; and

●	Genesis shall have received evidence reasonably acceptable to Genesis that NextTrip shall have converted, terminated, extinguished and cancelled in full any outstanding convertible securities or commitments therefor.

Unless waived by NextTrip, the obligations of NextTrip to consummate the Merger are subject to the satisfaction of additional conditions including the following:

●	the representations and warranties of Genesis being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Material Adverse Effect);

●	Genesis having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the date of the Closing;

●	absence of any Material Adverse Effect with respect to Genesis and its subsidiaries, taken as a whole, since the date of the Merger Agreement which is continuing and uncured;

●	NextTrip having received a Lock-Up Agreement executed by the Sponsor with respect to the shares held by the Sponsor in a form reasonably satisfactory to NextTrip; and

●	NextTrip having received a copy of a Voting Agreement executed by the Sponsor with respect to the shares held by the Sponsor in a form reasonably satisfactory to NextTrip.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	By mutual written consent of Genesis and NextTrip;

●	by either Genesis or NextTrip if any of the conditions to Closing have not been satisfied or waived by September 29, 2023 (the “Outside Date”), provided that Genesis shall have the right to extend the Outside Date if it obtains an extension of the deadline by which it must complete its business combination (an “Extension”) for an additional period the shortest of (i) three months, (ii) the period ending on the last day for Genesis to consummate a business combination after such Extension and (iii) such period as determined by Genesis;

●	by either Genesis or NextTrip if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such order or other action has become final and non-appealable;

●	by either Genesis or NextTrip of the other party’s uncured breach (subject to certain materiality qualifiers);

●	by Genesis if there has been an event after the signing of the Merger Agreement that has had a Material Adverse Effect on NextTrip and its subsidiaries taken as a whole that is continuing and uncured;

●	by either Genesis or NextTrip if the Genesis Special Meeting is held and the Genesis Shareholder Approval is not received; and

●	by either Genesis or NextTrip if a special meeting of NextTrip shareholders is held and the NextTrip Shareholder Approval is not received.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, fees and expenses, termination, waiver of claims against the trust, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any fraud claims or claims arising out of a willful breach of the Merger Agreement prior to such termination.

Trust Account Waiver

NextTrip and the Seller Representative agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Genesis’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Purchaser Representative and Seller Representative

Eyal Perez, is serving as the Purchaser Representative under the Merger Agreement, and in such capacity will represent the interests of Genesis’s shareholders after the Closing (other than the NextTrip shareholders) with respect to certain matters under the Merger Agreement. William Kerby is serving as the Seller Representative under the Merger Agreement, and in such capacity will represent the interests of the NextTrip shareholders with respect to certain matters under the Merger Agreement, including with respect to the determination of any post-Closing adjustments to the Merger Consideration.

Governing Law and Arbitration

The Merger Agreement is governed by Delaware law and, subject to the required arbitration provisions, the parties are subject to exclusive jurisdiction of federal and state courts located in the State of Delaware (and any appellate courts thereof). Any disputes under the Merger Agreement, other than claims for injunctive or temporary equitable relief or enforcement of an arbitration award, will be subject to arbitration by the American Arbitration Association, to be held in New York County, State of New York.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about Genesis, NextTrip or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Genesis’s public disclosures.

Related Agreements

Voting Agreement

At or prior to Closing, the Purchaser shall deliver a copy of a Voting Agreement executed by the Sponsor with respect to the shares held by the Sponsor, in a form reasonably satisfactory to NextTrip.

Lock-Up Agreement

At or prior to Closing, each NextTrip Shareholder will enter into a Lock-Up Agreement with Genesis and the Purchaser Representative in the form reasonably acceptable to the Purchaser Representative and the Seller Representative (each, a “Lock-Up Agreement”), which Lock-Up Agreements will become effective as of the Closing, provided that the Lock-Up Agreement shall not apply to the shares allocated to satisfy the liquidation preference held by NextPlay Technologies, Inc., in respect of its interest in NextTrip Group, LLC, a NextTrip Shareholder.

Item 7.01 Regulation FD Disclosure.

On March 22, 2023, Genesis and NextTrip issued a press release announcing that on March 22, 2023, it executed the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Genesis intends to file the Registration Statement with the SEC, which will include a preliminary proxy statement and a prospectus of Genesis, and certain related documents, in connection with a meeting of shareholders to approve the Transactions and related matters. The definitive proxy statement and other relevant documents will be mailed to Genesis shareholders as of a record date to be established for voting on the Transactions. Genesis securityholders and other interested persons are urged to read, when available, the Registration Statement, preliminary proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transactions as they become available, because they contain important information about Genesis, NextTrip, and the Transactions. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Genesis, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland 14564, Attention: Eyal Perez.

Forward-Looking Statements

This Current Report on Form 8-K  contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on Genesis’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Genesis will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Genesis’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Transactions; the outcome of any legal proceedings that may be instituted against Genesis, NextTrip, the combined company or others following the announcement of the Transactions and any definitive agreements with respect thereto; the inability to complete the Transactions due to the failure to obtain approval of the shareholders of Genesis or NextTrip, the possibility that due diligence completed following execution of the principal definitive transactions will not be satisfactorily concluded, the inability to satisfy other conditions to Closing; changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transactions; the ability to meet stock exchange listing standards following the consummation of the Merger; the risk that the Transactions disrupt current plans and operations of NextTrip as a result of the announcement and consummation of the Transactions; the ability to recognize the anticipated benefits of the Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Transactions; changes in applicable laws or regulations; the evolution of the markets in which NextTrip competes; the inability of NextTrip to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transactions, and identify and realize additional opportunities; the risk of downturns in the highly competitive travel industry; the impact of the COVID-19 pandemic on NextTrip’s business; and other risks and uncertainties to be set forth in in Genesis’s prospectus, risks and uncertainties indicated in the Registration Statement and the definitive proxy statement to be delivered to Genesis’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Genesis.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Neither Genesis nor NextTrip is undertaking any obligation to provide any additional information or to update or revise any forward-looking statements whether as a result of new information, future events or otherwise except as required by law or applicable regulation. You should not take any statement regarding past trends, activities or performance as a representation that the trends, activities or performance will continue in the future. Accordingly, you should not put undue reliance on these statements.

Solicitation Participants

Genesis and NextTrip, and certain of their respective directors and officers, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of Genesis’s shareholders in connection with the proposed Transactions. Prospective investors and securityholders may obtain more detailed information regarding the names and interest in the proposed transaction of such individuals in Genesis’s filings with the SEC, and such information will also be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of NextTrip, Genesis or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
2.1	Agreement and Plan of Merger, dated as of May 22, 2023, by and among Genesis Growth Tech Acquisition Corp., GGAC Merger Sub, Inc., Eyal Perez in the capacity as the Purchase Representative, William Kerby in the capacity as the Seller Representative and NextTrip Holdings, Inc.
99.1*	Press Release, dated March 22, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Incorporated by reference as an exhibit to Genesis’ Current Report on Form 8-K, as filed on May 23, 2023 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director